MASTER LEASE AGREEMENT (Quasi)

     THIS MASTER LEASE AGREEMENT, dated as of April 18, 1997 ("Agreement"), between GENERAL ELECTRIC CAPITAL CORPORATION OF PUERTO RICO, with an office at 450 Ponce de Leon Avenue, San Juan, Puerto Rico 00901 (hereinafter called, together with its successors and assigns, if any, "Lessor"), and PEPSI COLA PUERTO RICO BOTTLING COMPANY, a CORPORATION organized and existing under the laws of DELAWARE with its mailing address and chief place of business at CARRETERA # 865 KM 0.4 BARRIO CANDELARIA ARENAS TOA BAJA, P.R. 00949 (hereinafter called "Lessee").

                            WITNESSETH:

     I.   LEASING:

     (a) Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("Equipment") described in Annex A to any schedule hereto ("Schedule"). Terms defined in a Schedule and not otherwise defined herein shall have the meanings ascribed to them in such Schedule.

     (b) The obligation of Lessor to purchase Equipment from the manufacturer or supplier thereof ("Supplier") and to lease the same to Lessee under any Schedule shall be subject to receipt by Lessor, prior to the Lease Commencement Date (with respect to such Equipment), of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Purchase Order Assignment and Consent in the form of Annex B to the applicable Schedule, unless Lessor shall have delivered its purchase order for such Equipment, (iii) evidence of insurance which complies with the requirements of Section IX, and (iv) such other documents as Lessor may reasonably request. As a further condition to such obligations of Lessor, Lessee shall, upon delivery of such Equipment (but not later than the Last Delivery Date specified in the applicable Schedule) execute and deliver to Lessor a Certificate of Acceptance (in the form of Annex C to the applicable Schedule) covering such Equipment, and deliver to Lessor a bill of sale therefor (in form and substance satisfactory to Lessor). Lessor hereby appoints Lessee agent for inspection and acceptance of the Equipment from the Supplier. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.

     II.  TERM, RENT AND PAYMENT:

     (a) The rent payable hereunder and Lessee's right to use the Equipment shall commence on the date of execution by Lessee of the Certificate of Acceptance for such Equipment ("Lease Commencement Date"). The term of this Agreement shall be the period specified in the applicable Schedule. If any term is extended, the word "term" shall be deemed to refer to all extended terms, and all provisions of this Agreement shall apply during any extended terms, except as may be otherwise specifically provided in writing.




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     (b)  Rent shall be paid to  Lessor at its address stated above, except
as otherwise directed by Lessor.   Payments  of rent shall be in the amount
set forth in, and due in accordance with, the provisions of the applicable Schedule. If one or more Advance Rentals are payable, such Advance Rental shall be (i) set forth on the applicable Schedule, (ii) due upon acceptance by Lessor of such Schedule, and (iii) when received by Lessor, applied to the first rent payment and the balance, if any, to the final rental payment(s) under such Schedule. In no event shall any Advance Rental or any other rent payments be refunded to Lessee. If rent is not paid within fifteen (15) days of its due date, Lessee agrees to pay a late charge of five cents (5<cent>) per dollar on, and in addition to, the amount of such rent but not exceeding the lawful maximum, if any.

     III. TAXES: Lessee shall have no liability for taxes imposed by the United States of America or any State or political subdivision thereof which are on or measured by the income of Lessor. Lessee shall report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or the purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement, any Schedule, Lessor or Lessee by any foreign, federal, state or local government or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (all hereinafter called "Taxes"). Lessee shall (i) reimburse Lessor upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor, (ii) on request of Lessor, submit to Lessor written evidence of Lessee's payment of Taxes, (iii) on all reports or returns show the ownership of the Equipment by Lessor, and (iv) send a copy thereof to Lessor.

     IV.  REPORTS:

     (a) Lessee will notify Lessor in writing, within ten days after notice of any tax or other lien shall attach to any Equipment, of the full particulars thereof and of the location of such Equipment on the date of such notification.

     (b) Lessee will within 90 days of the close of each fiscal year of Lessee, deliver to Lessor, Lessee's balance sheet and profit and loss statement, certified by a recognized firm of certified public accountants. Upon request Lessee will deliver to Lessor quarterly, within 90 days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's quarterly financial report certified by the chief financial officer of Lessee.

     (c) Lessee will permit Lessor to inspect any Equipment during normal business hours.

     (d) Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule) and will promptly notify Lessor of any relocation of Equipment. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification.



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     (e)  Lessee will promptly and fully report to Lessor in writing if any
Equipment is lost or damaged (where the estimated repair costs would exceed 10% of its then fair market value), or is otherwise involved in an accident causing personal injury or property damage.

     (f) Within 60 days after any request by Lessor, Lessee will furnish a certificate of an authorized officer of Lessee stating that he has reviewed the activities of Lessee and that, to the best of his knowledge, there exists no default (as described in Section XII) or event which with notice or lapse of time (or both) would become such a default.

     V.   DELIVERY, USE AND OPERATION:

     (a) All Equipment shall be shipped directly from the Supplier to Lessee.

     (b) Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business and in a manner complying with all applicable federal, state, and local laws and regulations.

     (c) WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT SUBLET, ASSIGN, TRANSFER, PLEDGE OR HYPOTHECATE THIS AGREEMENT, ANY EQUIPMENT OR ANY INTEREST IN THIS AGREEMENT OR IN AND TO THE EQUIPMENT OR PERMIT ITS RIGHTS UNDER THIS AGREEMENT TO BE SUBJECT TO ANY LIEN, CHARGE, OR ENCUMBRANCE OF ANY NATURE, NOR SHALL LESSEE REMOVE ANY EQUIPMENT FROM THE COMMONWEALTH OF PUERTO RICO.

     (d) Lessee will keep the Equipment free and clear of all liens and encumbrances other than those which result from acts of Lessor.

     VI.  SERVICE:

     (a) Lessee will, at its sole expense, maintain each unit of Equipment in good operating order, repair, condition and appearance in accordance with manufacturer's recommendations, normal wear and tear excepted. Lessee shall, if at any time requested by Lessor, affix in a prominent position on each unit of Equipment plates, tags or other identifying labels showing ownership thereof by Lessee and Lessor's security interest therein.

     (b) Lessee will not, without the prior consent of Lessor, affix or install any accessory, equipment or device on any Equipment if such addition will impair the originally intended function or use of such Equipment. All additions, repairs, parts, supplies, accessories, equipment, and devices furnished, attached or affixed to any Equipment which are not readily removable shall be made only in compliance with applicable law; and shall become subject to the lien of Lessor. Lessee will not, without prior written consent of Lessor and subject to such conditions as Lessor may impose for its protection, affix or install any Equipment to or in any other personal or real property.



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     (c)  Any alterations or  modifications  to  the Equipment that may, at any time during the term of this Agreement, be required to comply with any applicable law, rule or regulation shall be made at the expense of Lessee.

     VII. STIPULATED LOSS VALUE: Lessee shall promptly and fully notify Lessor in writing if any unit of Equipment shall be or become worn out, lost, stolen, destroyed, irreparably damaged in the reasonable determination of Lessee, or permanently rendered unfit for use from any cause whatsoever (such occurrences being hereinafter called "Casualty Occurrences"). On the rental payment date next succeeding a Casualty Occurrence (the "Payment Date"), Lessee shall pay Lessor the sum of (x) the Stipulated Loss Value of such unit calculated as of the rental next preceding such Casualty Occurrence ("Calculation Date"); and (y) all rental and other amounts which are due hereunder as of the Payment Date. Upon payment of all sums due hereunder, the term of this lease as to such unit shall terminate and (except in the case of the loss, theft or complete destruction of such unit) Lessor shall be entitled to recover possession of such unit.

     VIII. LOSS OR DAMAGE: Lessee hereby assumes and shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever from the time the Equipment is shipped to the Lessee.

     IX. INSURANCE: Lessee agrees, at its own expense, to keep all Equipment insured for such amounts and against such hazards as Lessor may require, including, but not limited to, insurance for damage to or loss of such Equipment and liability coverage for personal injuries, death or property damage, with Lessor named as additional insured and with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. All such policies shall be with companies, and on terms, satisfactory to Lessor. Lessee agrees to deliver to Lessor evidence of insurance satisfactory to Lessor. No insurance shall be subject to any co-insurance clause. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make proof of loss and claim for insurance, and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made as a result of such insurance policies. Any expense of Lessor in adjusting or collecting insurance shall be borne by Lessee. Lessee will not make adjustments with insurers except (i) with respect to claims for damage to any unit of Equipment where the repair costs do not exceed 1 0% of such unit's fair market value, or (ii) with Lessor's written consent. Said policies shall provide that the insurance may not be altered or canceled by the insurer until after thirty (30) days' written notice to Lessor. Lessor may, at its option, apply proceeds of insurance, in whole or in part, to (i) repair or replace Equipment or any portion thereof, or (ii) satisfy any obligation of Lessee to Lessor hereunder.

     X.   RETURN OF EQUIPMENT:

     (a) Upon any expiration or termination of this Agreement or any Schedule, Lessee shall promptly, at its own cost and expense: (i) perform any testing and repairs required to place the affected units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in good working order for their originally



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intended  purpose;  (ii)  if  deinstallation,  disassembly  or  crating  is required, cause such units to be deinstalled, disassembled and crated by an authorized manufacturers' representative or such other service person as is satisfactory to Lessor; and (iii) return such units to a location as Lessor shall direct.

     (b) Until Lessee has fully complied with the requirements of Section X(a) above, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the lease term. Lessor may terminate such continued leasehold interest upon ten (10) days notice to Lessee.

     XI.  DEFAULT:

     (a)  Lessor  may  in  writing  declare  this  Agreement in default if:
Lessee breaches its obligation to pay rent when due and fails to cure said breach within ten (10) days; Lessee breaches any of its obligations under
Article X of this Agreement; Lessee breaches any of its other obligations under this Agreement or any related document and fails to cure that breach within thirty (30) days after written notice thereof; Lessee becomes insolvent or ceases to do business as a going concern; the Equipment or any part thereof is abused, seized, illegally used or misused; Lessee makes an assignment for the benefit of creditors; a petition in bankruptcy is filed by or against Lessee under any bankruptcy or insolvency laws; or, property of Lessee is attached or a receiver is appointed for Lessee or any of Lessee's property. Such declaration shall apply to all Schedules except as specifically excepted by Lessor.

     (b) After default, at the request of Lessor, Lessee shall comply with the provisions of Section X(a). Lessee hereby authorizes Lessor, at any time after declaration of Lessee's default, to enter, with legal process and in accordance with applicable law, any premises where any Equipment may be and take possession thereof. Lessee shall, upon demand, forthwith pay to Lessor all amounts then due hereunder and, as liquidated damages for loss of bargain and not as a penalty, an amount equal to: (i) the Stipulated Loss Value of the Equipment (calculated as of the rental next preceding the declaration of default), and (ii) all rentals and other sums then due hereunder. In accordance with applicable law (including, without limitation, giving the Lessee all notices required under applicable law), Lessor may, but shall not be required to, sell the Equipment, at private or public sale, in bulk or in parcels without having the Equipment present at the place of sale, and Lessor may bid and purchase; or Lessor may, but shall not be required to, re-lease or otherwise dispose of all or a part of the Equipment. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities: (1) to pay all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment; then,
(2) to the extent not previously paid by Lessee, to pay Lessor all sums due from Lessee hereunder; then (3) to reimburse to Lessee any sums previously paid by Lessee as liquidated damages; and (4) any surplus shall be returned to Lessee. Lessee shall pay any deficiency in (1) and (2) forthwith.

     (c) The foregoing remedies are cumulative, and any or all thereof may be exercised in lieu of or in addition to each other or any remedies at law, in equity, or under statute. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of


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any advertising.   Lessee shall pay all reasonable attorney's fees incurred
by Lessor in the exercise of any or all remedies. Waiver of any default shall not be a waiver of any other or subsequent default.

     (d) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a default under this and any such other agreement.

     XII. ASSIGNMENT: Lessor may, without the consent of Lessee, assign any or all of its rights in this Agreement. Lessee agrees that if Lessee receives written notice of an assignment from Lessor, Lessee will pay all rent and all other amounts payable hereunder to such assignee or as instructed by Lessor. Lessee further agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee.

     XIII. NET LEASE; NO SET-OFF, ETC: This Agreement is a net lease. Lessee's obligation to pay rent and other amounts due hereunder shall be absolute and unconditional. Lessee shall not be entitled to any abatement or reductions of, or set-offs against, said rent or other amounts, including, without limitation, those arising or allegedly arising out of claims (present or future, alleged or actual, and including claims arising out of strict tort or negligence of Lessor) of Lessee against Lessor under this Agreement or otherwise. Nor shall this Agreement terminate or the obligations of Lessee be affected by reason of any defect in or damage to, or loss of possession, use or destruction of, any Equipment from whatsoever cause. It is the intention of the parties that rents and other amounts due hereunder shall continue to be payable in all events in the manner and at the times set forth herein unless the obligation to do so shall have been terminated pursuant to the express terms hereof.

     XIV. INDEMNIFICATION:

     (a) Lessee hereby agrees to indemnify, save and keep harmless Lessor, its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature, in contract or tort, whether caused by the active or passive negligence of Lessor or otherwise, and including, but not limited to, Lessor's strict liability in tort, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for patent, trademark or copyright infringement) or (ii) the condition of Equipment sold or disposed of after use by Lessee, any sublessee or employees of Lessee. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

     (b) All of Lessor's rights, privileges and indemnities contained in this Section XIV shall survive the expiration or other termination of this Agreement and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

     XV.  DISCLAIMER:    LESSEE  ACKNOWLEDGES  THAT  IT  HAS  SELECTED  THE
EQUIPMENT WITHOUT ANY ASSISTANCE  FROM  LESSOR,  ITS  AGENTS  OR EMPLOYEES.


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LESSOR  DOES  NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE  OR  HAVE
MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT
THEREOF,   INCLUDING,  WITHOUT  LIMITATION,  ANY  WARRANTY  AS  TO  DESIGN,
COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between
Lessor and Lessee,  are  to  be  borne  by  Lessee.   Without  limiting the
foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following, regardless of any negligence of Lessor (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other
circumstance  in  connection   therewith;   (ii)   the  use,  operation  or
performance of any Equipment or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or
consequential  damages;  or  (iv)  the   delivery,   operation,  servicing,
maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no default exists under this Lease, Lessee shall be, and hereby is, authorized during the term of this Lease to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.

     XVI. REPRESENTATIONS   AND   WARRANTIES  OF  LESSEE:   Lessee   hereby
represents and warrants to Lessor that on the date hereof and on the date of execution of each Schedule:

     (a) Lessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "Documents") and is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

     (b) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws.

     (c) No approval, consent or withholding of objections is required from any Federal, Puerto Rico, local or any other governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents except such as have already been obtained.

     (d) The entry into and performance by Lessee of the Documents will not: (i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's Certificate of Incorporation or By-Laws; or (ii) result in any breach of, constitute a default under or result



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in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party.

     (e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Agreement, except those reflected on Annex (F).

     (f) The Equipment accepted under any Certificate of Acceptance is and will remain tangible personal property.

     (g) Each Balance Sheet and Statement of Income delivered to Lessor has been prepared in accordance with generally accepted accounting principles, and since the date of the most recent such Balance Sheet and Statement of Income, there has been no material adverse change.

     (h) If Lessee is a corporation, Lessee is and will be at all times validly existing and in good standing under the laws of the State or Commonwealth of its incorporation (specified in the first sentence of this Agreement).

     (i) The Equipment will at all times be used legally for commercial or business purposes and in such a manner as to qualify for use of eligible funds as that term is used in Regulation 3582 (or any Regulation which is a successor thereto), issued January 29, 1988, by the Secretary of the Treasury, Commonwealth of Puerto Rico, as amended.

     XVII. OWNERSHIP FOR TAX PURPOSES; GRANT  OF  SECURITY  INTEREST; USURY
          SAVINGS:

     (a) For income tax purposes, the parties hereto agree that it is their mutual intention that Lessee shall be considered the owner of the Equipment. Accordingly, Lessor agrees (i) to treat Lessee as the owner of the Equipment on its Puerto Rico and U.S. federal income tax return, (ii) not to take actions or positions inconsistent with such treatment on or with respect to its federal income tax return, and (iii) not to claim any tax benefits available to an owner of the Equipment on or with respect to its federal income tax return. The foregoing undertakings by Lessor shall not be violated by Lessor's taking a tax position inconsistent with the forgoing sentence to the extent such a position is required by law or is taken through inadvertence so long as such inadvertent tax position is reversed by Lessor promptly upon its discovery. Lessor shall in no event be liable to Lessee if Lessee fails to secure any of the tax benefits available to the owner of the Equipment.

     (b) Lessee hereby grants to Lessor a first security interest in the Equipment, together with all additions, attachments, accessions, accessories and accessions thereto whether or not furnished by the Supplier of the Equipment and any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds of the property in and against which a security interest is granted hereunder.



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     (c)  It  is  the  intention  of the parties hereto to comply with  any applicable usury laws to the extent that any Schedule is determined to be subject to such laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in any Schedule or this Agreement, in no event shall any Schedule require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under any Schedule or this Agreement, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Schedule or this Agreement shall exceed the maximum amount of interest permitted by applicable law, then in such event: (i) the provisions of this paragraph shall govern and control, (ii) neither Lessee nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Lessee, at the option of the Lessor, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as
now or hereafter construed by the courts having jurisdiction  thereof.   It
is   further   agreed   that  without  limitation  of  the  foregoing,  all
calculations of the rate of interest contracted for, charged or received under any Schedule or this Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Lessee or otherwise by Lessor in connection with such indebtedness; provided, however, that if any applicable law is amended, so that it becomes lawful for Lessor to receive a greater interest per annum rate than is presently allowed, the Lessee agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended law.

     XVIII.    EARLY TERMINATION:

     (a) On or after the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no default exists hereunder, terminate this Agreement as to all (but not less than all) of the Equipment on such Schedule as of a rent payment date ("Termination Date") upon at least 90 days prior written notice to Lessor.

     (b) Lessee shall, and Lessor may, solicit cash bids for the Equipment on an AS IS, WHERE IS BASIS without recourse to or warranty from Lessor, express or implied ("AS IS BASIS"). Prior to the Termination Date, Lessee shall (i) certify to Lessor any bids received by Lessee and (ii) pay to Lessor (A) the Termination Value (calculated as of the rental due on the Termination Date) for the Equipment, and (B) all rent and other sums due and unpaid as of the Termination Date.

     (c) Provided that all amounts due hereunder have been paid on the Termination Date, Lessor shall (i) sell the Equipment on an AS IS BASIS for cash to the highest bidder and (ii) refund the proceeds of such sale (net of any related expenses) to Lessee up to the amount of the Termination Value. If such sale is not consummated, no termination shall occur and Lessor shall refund the Termination Value (less any expenses incurred by Lessor) to Lessee.

     (d) Notwithstanding the foregoing, Lessor may elect by written notice, at any time prior to the Termination Date, not to sell the Equipment. In that event, on the Termination Date Lessee shall (i) return the Equipment (in accordance with Section XI) and (ii) pay to Lessor all amounts required under Section XVIII(B) less the amount of the highest bid certified by Lessee to Lessor.

     XIX. EARLY PURCHASE OPTION:

     (a) Provided that this Agreement has not been earlier terminated and provided further that Lessee is not in default under this Agreement or any other agreement between Lessor and Lessee. Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OF LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in any Schedule on any Rent Payment Date following the First Termination Date as set forth in such Schedule, and prior to the date which is the scheduled expiration of such Schedule (the "Early Purchase Date") for a price equal to (i) the Termination Value (calculated as of the Early Purchase Date) for the Equipment, and (ii) all rent and other sums due and unpaid as of the Purchase Date (the "Early Option Price"), plus all applicable sales taxes on an AS IS BASIS. The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".

     (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased pursuant to any Schedule, then on the respective Early Purchase Date, Lessee shall pay to Lessor any rent and other sums due and unpaid on the Early Purchase Date and Lessee shall pay the Early Option Price, plus all applicable sales taxes, to Lessor in cash.

     XX.  PURCHASE OPTION:

     (a) So long as no default exists hereunder and the Agreement has not been earlier terminated, Lessee may at the scheduled expiration of any Schedule ("Expiration Date"), purchase all (but not less than all) of the Equipment in such Schedule on an AS IS, WHERE IS BASIS for cash equal to the amount indicated in such Schedule (the "Option Payment"). The Option Payment shall be due and payable in immediately available funds on such Expiration Date.

     (b) Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same not less than 90 days prior to any respective Expiration Date.

     XXI. MISCELLANEOUS:

     (a) Time is of the essence of this Agreement. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith. Lessee agrees, upon Lessor's request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lessor.

     (b) THE PARTIES TO THIS AGREEMENT HEREBY UNCONDITIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN THEM. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     (c) All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing. This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO. Any provision in any Schedule or in the Annexes thereto which expands upon the terms and conditions hereto or purports to amend a corresponding provision in this Agreement shall only govern the particular lease covered in any such Schedule.

     (d) In case of a failure of Lessee to comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated to, effect such compliance, in whole or in part; and all moneys spent and expenses and obligations incurred or assumed by Lessor in effecting such compliance shall constitute additional rent due to Lessor within five days after the date Lessor sends notice to Lessee requesting payment. Lessor's effecting such compliance shall not be a waiver of Lessee's default.

     (e) Lessee acknowledges that Lessor is unwilling to enter into this Agreement or any Schedule, unless this Agreement and all Schedules are governed by the laws of the Commonwealth of Puerto Rico. Accordingly, this Agreement and any Schedule shall not be binding and effective until executed and accepted by Lessor at its office in San Juan, Puerto Rico, and this Agreement and any Schedule shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Puerto Rico without regard for its choice of law provisions.

     (f) In the event that any of the parties hereto file a lawsuit against the other party arising out of this Agreement, both Lessor and Lessee hereby submit to the jurisdiction of the United States District Court for the District of Puerto Rico, or the Superior Court of Puerto Rico located in the city of San Juan, Puerto Rico.

     (g) The Lessee, in case the Equipment is attached to secure effectiveness of the judgment in a judicial action against Lessor, hereby releases the Lessor of the requisite to post a bond, waives the protection of any law requiring the posting of a bond and expressly agrees that the proper Court may order and decree the attachment of the Equipment without a bond.

THIS IS NOT A CONDITIONAL SALES CONTRACT. PENALTIES APPLY IN CASE OF EARLY TERMINATION. DO NOT SIGN THIS AGREEMENT BEFORE READING IT OR IF THERE ARE ANY BLANK SPACES IN THE AGREEMENT. YOU HAVE THE RIGHT TO REQUEST A COPY OF THIS AGREEMENT.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                            LESSEE:

GENERAL ELECTRIC CAPITAL
CORPORATION OF PUERTO RICO


By:/S/ TOM<a'>S NIDO               By:/S/ RAFAEL NIN
   ----------------------------       --------------------------

Title: TOM<a'>S NIDO -PRESIDENT    Title: RAFAEL NIN - CHIEF EXECUTIVE OFFICER
       ------------------------           ------------------------------------

                                   By:/S/ DAVID VIRGINIA
                                      --------------------------
                                   Title: DAVID VIRGINIA - CHIEF FINANCIAL
                                                             OFFICER
                                          -------------------------------------

                        EQUIPMENT SCHEDULE
                    (QUASI LEASE - FIXED RATE)

                         SCHEDULE NO.  1
                     DATED THIS April __, 1997
                 TO MASTER LEASE AGREEMENT (Quasi)
                    DATED AS OF APRIL 18, 1997



Lessor & Mailing Address           Lessee & Mailing Address


GENERAL ELECTRIC CAPITAL
CORPORATION OF PUERTO RICO         CARRETERA # 865 KM 0.4
___________________________        BARRIO CANDELARIA ARENAS
___________________________        TOA BAJA, P.R. 00949




Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as "Lease").

A.   EQUIPMENT

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   FINANCIAL TERMS

1.   Advance Rent (if any):         $             N/A .
2.   Capitalized Lessor's Cost:     $    2,391,154.78 .
3.   Basic Term Lease Rate Factor:            4.43162 .
4.   Daily Lease Rate Factor:                  .14772 .
5.   Basic Term (No. of Months):            24 MONTHS .
6.   Basic Term Commencement Date:           .
7.   Equipment Location:             BARRIO CANDELARIA ARENAS
                                     TOA BAJA. P.R. 00949.
8.   Lessee Federal Tax ID No.:           ###-##-#### .
9.   Supplier:                             DIXIE-NARCO.
10.  Last Delivery Date:                              .
11.  First Termination or Purchase Date:  TWENTY-FOUR (24)
                                         MONTHS AFTER THE
                                   BASIC TERM COMMENCEMENT DATE.
12.  Interest Rate:                  11.00 % per annum.
13. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.
14.  Option Payment:                          $1.00   .

15.  Total Finance Charge:                $152,048.90 .
16.  Total Obligations:                 $2,543,203.68 .

C.   TERM AND RENT

1.   Interim Rent.  For the period from and including the Lease
     Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on N/A .

2.   Basic Term Rent.  Commencing on   MAY 17, 1997        and on the same
     day of each     MONTH  thereafter (each, a "Rent Payment Date") during
     the basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

3. Adjustment to Capitalized Lessor's Cost. Lessee hereby irrevocably authorizes Lessor to adjust the Capitalized Lessor's Cost up or down by no more than 10% to account for equipment change orders, equipment returns, invoicing errors, and similar matters. Lessee acknowledges and agrees that the Rent shall be adjusted as a result of such change in the Capitalized Lessor's Cost (pursuant to paragraphs 1 and 2 above). Lessor shall send Lessee a written notice stating the final Capitalized Lessor's Cost, if different from that disclosed on this Schedule.

D.   INSURANCE

1.   Public Liability:  $1,000,000 total liability per occurrence.

2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

E. INTEREST RATE: Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

F. SECURITY DEPOSIT: In consideration of, and as an inducement for Lessor to lease to Lessee the equipment listed on Annex A attached hereto, Lessee shall deposit and pledge with Lessor the sum of $597,788.69 and shall execute an agreement substantially in the form of Annex G hereto (the "Security Deposit Pledge Agreement"). Lessee acknowledges and agrees that should Lessor, in accordance with the terms of the Security Deposit Pledge Agreement, partially release any amount of such deposit, Lessor shall adjust the rent accordingly.

G. PRE-PAYMENT: Lessee may at any time prepay in whole or in part the Rent under this Schedule, for reasons of any adjustment or otherwise (except in an event of default), without penalty of any kind. (Including rule of 78).

H. REPORTS: Only for purposes of the Equipment listed in Annex A hereto, Lessee shall report in writing if any such Equipment is lost or damaged where the estimated repair costs exceed 20% of its then fair market value.

     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.


     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSOR:                         LESSEE:

GENERAL ELECTRIC CAPITAL
CORPORATION OF PUERTO RICO      PEPSI COLA PUERTO RICO BOTTLING COMPANY


By:/S/ TOM<a'>S NIDO            By:/S/ RAFAEL NIN
   -----------------------         ----------------------------

Name:  TOM<a'>S NIDO            Name: RAFAEL NIN
     ---------------------           --------------------------

Title:  PRESIDENT               Title:  CHIEF EXECUTIVE OFFICER
      --------------------            -------------------------

Attest:                         By:/S/ DAVID VIRGINIA
                                   ----------------------------
By:/S/ JAIME ARIZA              Name:  DAVID VIRGINIA
   -----------------------           --------------------------

Name:/S/ JAIME ARIZA            Title:  CHIEF FINANCIAL OFFICER
     ---------------------            -------------------------

                                  ANNEX A
                                    TO
                              SCHEDULE NO.  1
                         DATED THIS APRIL   , 1997
                     TO MASTER LEASE AGREEMENT (Quasi)
                        DATED AS OF APRIL 18, 1997

                      SUPPLIER(S) NAMES AND ADDRESSES
                      --------------------------------
                                Dixie Narco
                             Dixie Narco Blvd.
                           Williston, S.C. 29853



                         DESCRIPTION OF EQUIPMENT
                         ------------------------


                    Type and
                    Model of            Number of           Cost per       SERIAL
MANUFACTURER        EQUIPMENT             UNITS               UNIT        NUMBERS
------------        ----------          ---------           --------     ---------



                    SEE ATTACHED EQUIPMENT LIST

















Initials:/S/ TOM<a'>S NIDO    /S/ DAVID VIRGINIA   /S/ RAFAEL NIN
         -----------------    ------------------   --------------
            Lessor                   Lessee            Lessee

                                  ANNEX B
                                    TO
                             SCHEDULE NO.   1
                         DATED THIS APRIL   , 1997
                         TO MASTER LEASE AGREEMENT
                        DATED AS OF APRIL 18, 1997

                                 BILL OF SALE
                                 ------------


PEPSI COLA PUERTO RICO BOTTLING COMPANY ("Seller"), in consideration of the sum of TWO MILLION THREE HUNDRED NINETY ONE THOUSAND ONE HUNDRED FIFTY FOUR AND SEVENTY EIGHT CENTS ($2,391,154.78) paid by GE CAPITAL CORPORATION OF PUERTO RICO (hereinafter called Buyer), receipt of which is hereby acknowledged, hereby grants, sells, transfers and delivers to Buyer the equipment described below (hereinafter called Equipment), along with whatever claims and rights Seller may have against the manufacturer and/or Supplier of the Equipment, including but not limited to all warranties and representations.

EQUIPMENT DESCRIPTION
---------------------

                        SEE EQUIPMENT LIST

Buyer is purchasing the Equipment for leasing back to the Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and (3) the Equipment has been delivered to Seller in good order and condition, and it conforms to the specifications, requirements and standards applicable thereto.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to, or the ownership, possession, operation or use of the Equipment, by Seller.

Signed and executed  on  this  18 day of April, 1997, in __________, Puerto
Rico.

Buyer:  General Electric Capital Corporation of P.R.


By:/S/ TOM<a'>S NIDO
   -------------------------
   Tom<a'>s Nido - President

Seller:  Pepsi Cola Puerto Rico Bottling Company


By:/S/ RAFAEL NIN                         By:/S/ DAVID VIRGINIA
   ---------------------------------         --------------------------------
Rafael Nin - Chief Executive Officer         David Virginia - Chief Financial
                                               Officer

                                  ANNEX C
                                    TO
                             SCHEDULE NO.   1
                         DATED THIS APRIL   , 1997
                     TO MASTER LEASE AGREEMENT (Quasi)
                        DATED AS OF APRIL 18, 1997

                         CERTIFICATE OF ACCEPTANCE

To:  GENERAL ELECTRIC CAPITAL CORPORATION OF P.R. ("Lessor")
     --------------------------------------------

     Pursuant to the provisions of the Master Lease Agreement (Quasi) and Schedule No. 1 thereto, Lessee hereby certifies and warrants that (a) all Equipment listed below has been delivered on the delivery date specified below; Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and Lessee accepts the Equipment for all purposes of the Lease, the Purchase Documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.

                     DESCRIPTION OF EQUIPMENT
                     ------------------------


                                                Type and
                                                Model of              Delivery
MANUFACTURER            SERIAL NUMBER           EQUIPMENT               DATE
------------            -------------           ---------             --------







                       SEE ATTACHED EQUIPMENT LIST


          /S/ DAVID VIRGINIA            /S/ RAFAEL NIN
          -------------------------     -------------------------
          Authorized Representative     Authorized Representative



Dated: 4/18/97

                                  ANNEX D
                                    TO
                              SCHEDULE NO. __
                         DATED THIS APRIL   , 1997
                     TO MASTER LEASE AGREEMENT (Quasi)
                        DATED AS OF APRIL 18, 1997

               STIPULATED LOSS AND TERMINATION VALUE TABLE*

     Date            Starting          TakeDowns           Debt            Interest          Principal         Remaining
                      Balance                             Service                                               Balance
      Apr-17-97               0.00      2,391,154.78              0.00              0.00              0.00      2,391,154.78
      May 17-97       2,391,154.78              0.00        105,966.82         11,936.13         94,030.69      2,297,124.09
      Jun-17-97       2,297,124.09              0.00        105,966.82         11,466.75         94,500.07      2,202,624.02
      Jul-17-97       2,202,624.02              0.00        105,966.82         10,995.03         94,971.79      2,107,652.23
      Aug-17-97       2,107,652.23              0.00        105,966.82         10,520.95         95,445.87      2,012,206.36
      Sep-17-97       2,012,206.36              0.00        105,966.82         10,044.50         95,922.32      1,916,284.04
      Oct-17-97       1,916,284.04              0.00        105,966.82          9,565.68         96,401.14      1,819,882.90
      Nov-17-97       1,819,882.90              0.00        105,966.82          9,084.47         96,882.35      1,723,000.55
      Dec-17-97       1,723,000.55              0.00        105,966.82          8,600.85         97,365.97      1,625,634.58
                                        ------------        ----------         ---------        ----------
                                        2,391,154.78        847,734.56         82,214.36        765,520.20

      Jan-17-98       1,625,634.58              0.00        105,966.82          8,114.82         97,852.00      1,527,782.58
      Feb-17-98       1,527,782.58              0.00        105,966.82          7,626.36         98,340.46      1,429,442.12
      Mar-17-98       1,429,442.12              0.00        105,966.82          7,135.47         98,831.35      1,330,610.77
      Apr-17-98       1,330,610.77              0.00        105,966.82          6,642.13         99,324.69      1,231,286.08
      May-17-98       1,231,286.08              0.00        105,966.82          6,146.32         99,820.50      1,131,465.58
      Jun-17-98       1,131,465.58              0.00        105,966.82          5,648.03        100,318.79      1,031,146.79
      Jul-17-98       1,031,146.79              0.00        105,966.82          5,147.26        100,819.56        930,327.23
      Aug-17-98         930,327.23              0.00        105,966.82          4,644.00        101,322.82        829,004.41
      Sep-17-98         829,004.41              0.00        105,966.82          4,138.21        101,828.61        727,175.80
      Oct-17-98         727,175.80              0.00        105,966.82          3,629.91        102,336.91        624,838.89
      Nov-17-98         624,838.89              0.00        105,966.82          3,119.06        102,847.76        521,991.13
      Dec-17-98         521,991.13              0.00        105,966.82          2,605.67        103,361.15        418,629.98
                                        ------------      ------------         ---------      ------------
                                                0.00      1,271,601.84         64,597.24      1,207,004.60

      Jan-17-99         418,629.98              0.00        105,966.82          2,089.71        103,877.11        314,752.87
      Feb-17-99         314,752.87              0.00        105,966.82          1,571.18        104,395.64        210,357.23
      Mar-17-99         210,357.23              0.00        105,966.82          1,050.06        104,916.76        105,440.47
      Apr-17-99         105,440.47              0.00        105,966.82            526.35        105,440.47              0.00
                                                0.00        423,867.28          5,237.30        418,629.98
                                        ------------      ------------        ----------      ------------
          TOTAL                         2,391,154.78      2,543,203.68        152,048.90      2,391,154.78
                                        ============      ============        ==========      ============

Initials:/S/ TOM<a'>S NIDO /S/ DAVID VIRGINIA /S/ RAFAEL NIN
         ----------------- ------------------ --------------
         Lessor             Lessee              Lessee

*In the event of prepayment or partial repayment we agree to use straight amortization of principal & interest.

                                  ANNEX E

                                CERTIFICATE
                                    OF
                           CORPORATE RESOLUTION
                                    OF
                  PEPSI-COLA PUERTO RICO BOTTLING COMPANY


     The  undersigned  hereby certifies that he is the Secretary of  Pepsi-

Cola Puerto Rico Bottling  Company,  a  corporation  validly  existing  and organized  under  the  laws  of the State of Delaware, which Corporation is presently subsisting and in good  standing  under  such  laws  and  is duly qualified  to  conduct  its  business  in every jurisdiction where the laws require it to be so qualified; that the  following  is  a true accurate and compared transcript of resolutions duly adopted at a meeting  of  the Board of  Directors of said Corporation duly held on the 13th day of February  of

1997,  at  which meeting a quorum was present and that the proceedings were in accordance  with  the Articles and By-laws of said Corporation, and that said resolutions have  not been amended, rescinded modified or revoked, and are in full force and effect:

          "RESOLVED, that each of Messrs. Rafael Nin and/or David Virginia be, and hereby is, authorized and empowered in the name and on behalf of this Corporation to enter into, execute and deliver a Master Lease Agreement (Quasi), between this Corporation as lessee and GENERAL ELECTRIC CAPITAL CORPORATION OF PUERTO RICO (hereinafter called "Lessor") as lessor, and such Schedules as may be now or hereafter attached thereto, providing for the leasing to (or sale and leaseback by) this Corporation of certain equipment; and

          FURTHER RESOLVED, that each of said Messrs. Nin and/or Virginia be, and hereby is authorized and empowered in the name and on behalf of this Corporation to enter into, execute and deliver any documents which are necessary or appropriate to effectuate the lease (or sale and leaseback) of equipment from Lessor (including, without limitation, bills of sale in the case of any sale-leaseback); and

          FURTHER RESOLVED, that each of said Messrs. Nin and/or Virginia be, and hereby is, authorized and empowered to do and perform all other acts and deeds that may be necessary or appropriate in connection with the lease (or sale and leaseback) of equipment from Lessor (including, without limitation, the delegation of authority to perform any such acts or deeds to any employee of this Corporation).

     IN WITNESS WHEREOF, I have  set  my  hand and affixed the seal of said

Corporation this 17th day of April, 1997.



(CORPORATE SEAL)                   /S/ LAWRENCE ODELL
                                   -----------------------------
                                           Secretary

                                  ANNEX F
                                    TO
                             SCHEDULE NO.   1
                         DATED THIS APRIL 18, 1997
                     TO MASTER LEASE AGREEMENT (QUASI)
                        DATED AS OF APRIL 18, 1997

                            PENDING LITIGATION
                            ------------------

I.   SHAREHOLDER'S SUITS

     1. ROBERT AND ILENE WEISS V. PEPSI-COLA PUERTO RICO BOTTLING CO., CHARLES H. BEACH AND RAPHAEL V. FARACE, Civil Action no. 96-2290 in the United States District Court, Southern District of Florida.

     2. THE GREAT NECK CAPITAL APPRECIATION INVESTMENT PARTNERSHIP, L.P. AND SAM TAVE V. CHARLES H. BEACH, RAFAEL V. FARACE AND PEPSI-COLA PUERTO RICO BOTTLING COMPANY, Case Number 96-8578 in the United States District Court, Southern District of Florida.

     3. ANNABELLA SYKES RAY, ON BEHALF OF HERSELF AND ALL OTHER SIMILARLY SITUATED V. PEPSI-COLA PUERTO RICO BOTTLING COMPANY, A DELAWARE CORPORATION, CHARLES H. BEACH AND RAFAEL V. FARACE, Case Number 96-8590 in the United States District Court, Southern District of Florida.

     4. LOUIS GOLDSTEIN V. PEPSI-COLA PUERTO RICO BOTTLING COMPANY, CHARLES H. BEACH, MICHAEL J. GERRITS AND RAFAEL V. FARACE, Civil Action No. 96-4010, in the United States District Court, Eastern District of New York.

     5. JOSEPH SHAKEN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED V. PEPSI-COLA PUERTO RICO BOTTLING COMPANY, CHARLES H. BEACH, MICHAEL J. GERRITS AND RAFAEL V. FARACE, Civil Action Number 96-8712 in the Untied States District Court, Southern District of Florida Northern Division.

     6. LUIS A. RIVERA POMALES; ROSS I. QUINTANA; FRANK FERN<a'>NDEZ; TALLABOA HEAVY EQUIPMENT CORP.; NELSON CAPOT<e'>; MYRTA OCEGUERA; EVENCIO RODRIGUEZ V. PEPSI-COLA PUERTO RICO BOTTLING COMPANY; PAINEWEBBER, INCORPORATED; OPPENHEIMER & CO., INC. KMPG PEAT MARWICK, KPMG PEAT MARWICK LLP; KPMG FINSTERBUSCH PICKENHAYN SIBILLE; CHARLES H. BEACH; MICHAEL GERRITS; JAMES C. KEAVNEY; JOHN W. BECK; CHARLES R. KRAUSER; ANTON SCHEDLBAUER; C. LEON TIMOTHY; RAYMOND ULRICH; ABC, INC., DEF, INC.; MR. AND MRS. Y, Civil No. 96-1997, in the United States District Court for the District of Puerto Rico.

     7. SWEETWATER INVESTMENTS V. CHARLES H. BEACH, MICHAEL J. GERRITS, RAFAEL V. FARACE AND PEPSI-COLA PUERTO RICO BOTTLING COMPANY, Civil Case No. 96-8671 in the United States District Court, Southern District of Florida.

     8. JOSEPH SINGER V. CHARLES H. BEACH, MICHAEL J. GERRITS, RAFAEL V. FARACE AND PEPSI-COLA BOTTLING COMPANY, Civil Case No. 96-2459 in the United States District Court, Southern District of Florida.

     9. TURABO MEDICAL CENTER; HARZAN MORTGAGE; SARA PONS; VIRGILIO CARDONA DE LA OBRA, CHARLIE LA COSTA; MIGUEL A. ORTIZ FLORES, TRUSTEE OF MIGUEL A. ORTIZ FLORES KEOGH PLAN; HIPOLITO MIRANDA; C<e'>SAR A. CRUZ; DAVID W. TSAO AND VIVIAN CHEN; LUZ CORREA; H<e'>CTOR V<e'>LEZ; PADRE ZERVIGNON, ELSA CASTRO P<e'>REZ; DR. ROBERTO RODRIGUEZ V<e'>LEZ; OSCAR RIVERA AND ANABEL A. RIVERA; DIANA NAZARIO; KEN SHING FUNG AND MUI CHUN WONG; ORLANDO MARRERO SANTIAGO; MARCOS BANDRICH; ALFREDO GAROIS SASCO AND WILMA BORDOY OTERO, ERNESTO IGLESIAS, RODFAM INVESTMENTS, INC., V. CHARLES
H. BEACH; MICHAEL J. GERRITS; RAFAEL V. FARACE; AND PEPSI-COLA PUERTO RICO BOTTLING COMPANY, Civil Action No. 96-2250, in the United States District Court for the District of Puerto Rico.

II.  INVESTIGATIONS

     1.   IN  THE MATTER OF PEPSI-COLA PUERTO RICO  BOTTLING  COMPANY  (HO-
3199), investigation by the Securities Exchange Commission,


III. OTHER LITIGATION

     1. Litigation and jury determination entered against Pepsi-Cola Puerto Rico Bottling Company, Velco and other defendants related to a car collision in Road 165 by the relatives of Julio Elvin Ruiz Cintr<o'>n, his wife, Yolanda I. Rivera, their son and Jose Davis Rivera Concepci<o'>n and Damaris Adorno D<a'>vila.

     2. JOS<e'> ALVAREZ FONSECA V. PEPSI-COLA PUERTO RICO BOTTLING COMPANY, Case No. 95-2033 (PG) in the United States District Court for the District of Puerto Rico.

     3. DAVID RIVERA ENCARNACI<o'>N V. PEPSI-COLA PUERTO RICO BOTTLING COMPANY, Civil No. KDP-94-1098.

     4. JAIME MONTERO V. PEPSI-COLA PUERTO RICO BOTTLING COMPANY, Case No. KPE-95-0498.

     5. LUZ ORTIZ V. PEPSI-COLA PUERTO RICO BOTTLING COMPANY, Case No. FAC-96-0433 (401).

                                  ANNEX G
                                     TO
                                SCHEDULE NO.  1
                          DATED THIS April 18, 1997
                     TO MASTER LEASE AGREEMENT (Quasi)
                         DATED AS OF April 18, 1997


                     SECURITY DEPOSIT PLEDGE AGREEMENT
                     ---------------------------------

                                  (Lease)


     THIS SECURITY DEPOSIT PLEDGE AGREEMENT (THIS "AGREEMENT") is made and entered into as of the 18 day of April, 1997 by and between PEPSI COLA PUERTO RICO BOTTLING COMPANY, a Delaware corporation with its principal place of business at Carretera # 865 Km 0.4 Barrio Candelaria Arenas, Toa Baja, PR ("LESSEE") and General Electric Capital Corporation of Puerto Rico, a foreign corporation, with its principal place of business at Cond. Torre De La Reina, 450 Ponce De Leon Ave San Juan, PR 00901 ("LESSOR").

     In consideration of, and as an inducement for Lessor to lease to Lessee certain equipment under the Master Lease Agreement, dated as of April 18, 1997 (the "MASTER LEASE AGREEMENT AND SCHEDULE 1, INCLUDING ALL ANNEXES THERETO, ARE HEREINAFTER REFERRED TO AS "LEASE"), and to secure the payment and performance of all of Lessee's obligations under the Lease, Lessee hereby deposits and pledges with Lessor the sum of FIVE HUNDRED
NINETY SEVEN THOUSAND SEVEN HUNDRED EIGHTY EIGHT DOLLARS AND 69/100 ($597,788.69) (the "Collateral"), such pledge to be upon the terms and conditions set forth below:

     1. Lessee delivers the Collateral to Lessor to secure Lessee's performance of its obligations under the Lease, including, but not limited to, the timely payment of Rent;

     2. The Collateral deposited with Lessor shall not accrue interest. Lessor may commingle the Collateral with its other funds.

     3. After any default by Lessee under the Lease and while the same is continuing, upon, or at any time after said default, Lessor may apply the Collateral towards the satisfaction of Lessee's obligations under the Lease and the payment of all costs and expenses incurred by Lessor as a result of such default, including but not limited to, costs of repossessing equipment and attorneys' fees. Such application shall not excuse the performance at the time and in the manner prescribed of any obligation of Lessee or cure a default of Lessee. Upon the application by Lessor of any amount of the Collateral pursuant to the terms of this paragraph, Lessee shall be obligated to immediately pay to Lessor an amount sufficient to cause the Collateral to equal the amount first set forth above. Notwithstanding the foregoing, on or about six months from the date hereof, Lessor shall consider the partial release of the Collateral in order to, from that moment on, always maintain the deposit at approximately 25% of the then outstanding balance on the Lease. This partial release shall be conditioned upon Lessee's compliance with the terms of this Lease and that, in Lessor's sole opinion, no material adverse change has occurred in Lessee's financial condition.

     4. Lessor shall have no duty to first commence an action against or seek recourse from Lessee, in the event of a default under the Lease, before enforcing the provisions of, and proceedings under the provisions of this Agreement. The obligations of Lessee under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

          (a)  any amendment or modification of or supplement to the Lease;

          (b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Agreement, the Lease, or any other instrument provided for in the Lease, or any waiver, consent, explanation, indulgence or actions or inaction with respect to any such instrument; or

          (c) any bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of Lessee.

     5. Upon the termination of the Lease and the satisfaction of all of the obligations of Lessee thereunder, Lessor shall deliver to Lessee the Collateral (less any portion of same cashed, sold, assigned or delivered pursuant to and under the conditions specified in paragraph 3 hereof), and this Agreement shall thereupon be without further effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

LESSOR:                                   LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION OF   PEPSI COLA P.R. BOTTLING COMPANY
PUERTO RICO


BY:/S/ TOM<a'>S NIDO                      By:/S/ RAFAEL NIN
   ------------------------------            ------------------------

Title: TOM<a'>S NIDO - PRESIDENT          Title: RAFAEL NIN - CHIEF EXECUTIVE
       --------------------------                             OFFICER
                                                -----------------------------

Lessee:

Pepsi Cola P.R. Bottling Company

By:/S/ DAVID VIRGINIA
   -------------------------

Title: DAVID VIRGINIA - CHIEF FINANCIAL OFFICER
      -----------------------------------------

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000        PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63421107
               63421163
               63421171
               63421211
               63421225
               63421226
               63421227
               63421243
               63421245
               63421250
               63421251
               63421257
               63421258
               63421262
               63421265
               63421267
               63421269
               63421270
               63421289
               63421291
               63421314
               63421342
               63421408
               63421412
               63421422
               63421429
               63421433
               63421436
               63421445
               63421449


                                3

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63421189
               63421297
               63421298
               63421302
               63421303
               63421304
               63421306
               63421315
               63421317
               63421318
               63421320
               63421321
               63421324
               63421334
               63421335
               63421340
               63421341
               63421343
               63421349
               63421352
               63421361
               63421362
               63421364
               63421365
               63421367
               63421375
               63421378
               63421380
               63421384
               63421387




                                4

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63421239
               63421277
               63421286
               63421312
               63421322
               63421325
               63421328
               63421333
               63421337
               63421344
               63421353
               63421355
               63421360
               63421374
               63421382
               63421390
               63421393
               63421395
               63421397
               63421399
               63421401
               63421404
               63421405
               63421406
               63421413
               63421414
               63421418
               63421419
               63421423
               63421432


                                5

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420865
               63420925
               63420957
               63420959
               63420967
               63420971
               63420973
               63420974
               63420981
               63420985
               63420991
               63421011
               63421018
               63421019
               63421021
               63421022
               63421023
               63421027
               63421029
               63421033
               63421035
               63421045
               63421046
               63421048
               63421055
               63421059
               63421063
               63421081
               63421202
               63421234


                                6

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420793
               63421010
               63421018
               63421131
               6342113?
               63421138
               63421148
               63421152
               63421155
               63421165
               63421170
               63421175
               63421176
               63421179
               63421182
               63421183
               63421184
               63421185
               63421188
               63421193
               63421197
               63421203
               63421204
               63421205
               63421212
               63421214
               63421228
               63421240
               63421247
               63421255



                                7

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63421216
               63421223
               63421238
               63421242
               63421366
               63421370
               63421376
               63421379
               63421381
               63421386
               63421398
               63421402
               63421417
               63421425
               63421426
               63421435
               63421438
               63421440
               63421441
               63421446
               63421447
               63421452
               63421454
               63421455
               63421456
               63421461
               63421462
               63421467
               63421469
               63421470


                                8

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420882
               63421052
               63421053
               63421067
               63421076
               63421077
               63421079
               63421082
               63421083
               63421090
               63421095
               63421098
               63421103
               63421104
               63421105
               63421106
               63421111
               63421118
               63421120
               63421125
               63421126
               63421127
               63421129
               63421130
               63421132
               63421134
               63421137
               63421141
               63421142
               63421160


                                9

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED

               63420786
               63420812
               63420931
               63420976
               63421351
               63421371
               63421388
               63421396
               63421400
               63421424
               63421427
               63421428
               63421430
               63421434
               63421437
               63421442
               63421444
               63421448
               63421450
               63421451
               63421453
               63421457
               63421458
               63421459
               63421460
               63421463
               63421464
               63421465
               63421466
               63421468



                                10

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63421271
               63421301
               63421319
               63421329
               63421330
               63421336
               63421339
               63421346
               63421350
               63421354
               63421357
               63421359
               63421372
               63421373
               63421383
               63421385
               63421389
               63421391
               63421392
               63421394
               63421403
               63421407
               63421409
               63421410
               63421411
               63421415
               63421416
               63421420
               63421421
               63421431


                                11

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63421181
               63421220
               63421224
               63421231
               63421233
               63421252
               63421254
               63421260
               63421261
               63421263
               63421264
               63421266
               63421268
               63421273
               63421274
               63421279
               63421280
               63421281
               63421282
               63421285
               63421287
               63421288
               63421290
               63421292
               63421293
               63421295
               63421348
               63421368
               63421439
               63421443


                                12

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63421229
               63421272
               63421275
               63421276
               63421278
               63421284
               63421294
               63421296
               63421299
               63421300
               63421305
               63421307
               63421308
               63421309
               63421310
               63421311
               63421313
               63421316
               63421323
               63421326
               63421327
               63421331
               63421332
               63421338
               63421345
               63421347
               63421356
               63421358
               63421363
               63421369


                                13

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63141048
               63141049
               63141050
               63141058
               63141060
               63141066
               63141068
               63141072
               63141075
               63141077
               63141079
               63141083
               63141086
               63141088
               63141089
               63141090
               63141100
               63141101
               63141125
               63141130
               63141135
               63141137
               63141138
               63141141
               63141142
               63141145


                                14

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63141052
               63141053
               63141055
               63141056
               63141059
               63141069
               63141080
               63141082
               63141087
               63141095
               63141102
               63141103
               63141105
               63141107
               63141123
               63141124
               63141132
               63141134
               63141136
               63141139
               63141140
               63141143
               63141146
               63141147
               63141148
               63141150


                                15

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63141062
               63141063
               63141064
               63141065
               63141067
               63141071
               63141073
               63141076
               63141081
               63141091
               63141092
               63141093
               63141108
               63141109
               63141110
               63141111
               63141112
               63141113
               63141114
               63141115
               63141116
               63141118
               63141120
               63141121
               63141122
               63141126



                                16

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63141051
               63141054
               63141057
               63141061
               63141070
               63141074
               63141078
               63141084
               63141085
               63141094
               63141096
               63141097
               63141098
               63141099
               63141104
               63141106
               63141117
               63141119
               63141127
               63141128
               63141129
               63141131
               63141133
               63141144
               63141149
               63141151


                                17

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420994
               63421060
               63421065
               63421144
               63421154
               63421164
               63421168
               63421167
               63421172
               63421173
               63421174
               63421177
               63421178
               63421180
               63421186
               63421187
               63421190
               63421191
               63421195
               63421196
               63421198
               63421199
               63421200
               63421206
               63421207
               63421210
               63421213
               63421215
               63421221
               63421222


                                18

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420878
               63420923
               63420924
               63420932
               63420945
               63420965
               63421009
               63421032
               63421034
               63421038
               63421047
               63421049
               63421051
               63421057
               63421062
               63421064
               63421066
               63421069
               63421070
               63421073
               63421080
               63421085
               63421091
               63421096
               63421099
               63421100
               63421101
               63421115
               63421123
               63421133


                                19

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63421072
               63421084
               63421092
               63421108
               63421112
               63421117
               63421119
               63421121
               63421122
               63421128
               63421135
               63421136
               63421139
               63421140
               63421143
               63421146
               63421147
               63421149
               63421150
               63421151
               63421153
               63421156
               63421157
               63421158
               63421159
               63421161
               63421162
               63421168
               63421169
               63421377


                                20

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420881
               63420943
               63420954
               63420960
               63420964
               63421025
               63421026
               63421040
               63421042
               63421050
               63421054
               63421056
               63421058
               63421061
               63421068
               63421071
               63421074
               63421075
               63421078
               63421087
               63421088
               63421089
               63421094
               63421097
               63421109
               63421110
               63421113
               63421114
               63421116
               63421145

                                21

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420788
               63420888
               63420969
               63420970
               63420977
               63420978
               63420979
               63420982
               63420995
               63420996
               63420998
               63421000
               63421001
               63421006
               63421007
               63421008
               63421012
               63421014
               63421015
               63421016
               63421017
               63421020
               63421024
               63421028
               63421030
               63421036
               63421037
               63421039
               63421041
               63421043

                                22

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420822
               63420852
               63420858
               63420877
               63420883
               63420891
               63420909
               63420920
               63420933
               63420935
               63420936
               63420937
               63420941
               63420942
               63420946
               63420947
               63420953
               63420955
               63420961
               63420966
               63420980
               63420983
               63420990
               63420992
               63420993
               63420997
               63420999
               63421002
               63421003
               63421004


                                23

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420795
               63420799
               63420827
               63420829
               63420847
               63420859
               63420861
               63420863
               63420867
               63420869
               63420871
               63420873
               63420876
               63420879
               63420887
               63420893
               63420898
               63420899
               63420904
               63420905
               63420907
               63420908
               63420911
               63420913
               63420914
               63420915
               63420917
               63420918
               63420930
               63420950


                                24

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420784
               63420785
               63420790
               63420792
               63420831
               63420838
               63420851
               63420857
               63420860
               63420866
               63420868
               63420870
               63420872
               63420874
               63420875
               63420880
               63420885
               63420886
               63420890
               63420894
               63420895
               63420901
               63420916
               63420922
               63420927
               63420928
               63420951
               63420952
               63420963
               63420986


                                25

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420791
               63420798
               63420801
               63420804
               63420813
               63420821
               63420824
               63420825
               63420832
               63420834
               63420844
               63420864
               63420889
               63420892
               63420896
               63420900
               63420902
               63420903
               63420906
               63420910
               63420912
               63420919
               63420926
               63420929
               63420938
               63420940
               63420944
               63420948
               63420949
               63420956


                                26

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420781
               63420783
               63420789
               63420794
               63420800
               63420810
               63420815
               63420816
               63420817
               63420830
               63420836
               63420839
               63420845
               63420850
               63420853
               63420854
               63420855
               63420856
               63420884
               63420897
               63420921
               63420934
               63420939
               63420958
               63420972
               63420975
               63420984
               63420987
               63420988
               63420989



                                27

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420782
               63420787
               63420796
               63420797
               63420802
               63420803
               63420805
               63420806
               63420807
               63420808
               63420809
               63420811
               63420814
               63420818
               63420819
               63420820
               63420823
               63420826
               63420828
               63420833
               63420835
               63420837
               63420840
               63420841
               63420842
               63420843
               63420846
               63420848
               63420849
               63420862


                                28

                              EQUIPMENT LIST
                             DIXIE-NARCO, INC.
                               PACKING LIST

 SOLD PEPSI COLA FOOD SERVICE           SHIP  PEPSI COLA FOOD SERVICE
  TO  AVE SIMON MADERA #26              TO   AVE SIMON MADERA #26

      RIO PIEDRAS    00924              RIO PEDRAS   00924
      PUERTO RICO     0000000000         PUERTO RICO     0000000000


QTY            PRODUCT NUMBER           QUANTITY            DESCRIPTION
               CATALOG NUMBER           ORDERED
               63420962
               63420968
               63421005
               63421044
               63421086
               63421093
               63421102
               63421124
               63421192
               63421194
               63421201
               63421208
               63421209
               63421217
               63421218
               63421219
               63421230
               63421232
               63421235
               63421236
               63421237
               63421241
               63421244
               63421246
               63421248
               63421249
               63421253
               63421256
               63421259
               63421283


                                29